Cowen 30 Annual Health Care Conference March 2010 Exhibit 99.1 th

Forward Looking Statements
This presentation contains forward-looking statements, including PDL’s expectations with respect to its future royalty revenues, expenses, net income, and cash provided by operating activities.
Each of these forward-looking statements involves risks and uncertainties. Actual results may differ materially from those, express or implied, in these forward-looking statements. Factors that may cause differences between current expectations and actual results include, but are not limited to, the following:
• The expected rate of growth in royalty-bearing product sales by PDL’s existing licensees;
• The relative mix of royalty-bearing Genentech products manufactured and sold outside the U.S. versus manufactured or sold in the U.S.;
• The ability of our licensees to receive regulatory approvals to market and launch new royalty-bearing products and whether such products, if launched, will be commercially successful;
• Changes in any of the other assumptions on which PDL’s projected royalty revenues are based;
• The outcome of pending litigation, interferences or disputes; and
• The failure of licensees to comply with existing license agreements, including any failure to pay royalties due.
Other factors that may cause PDL’s actual results to differ materially from those expressed or implied in the forward-
looking statements in this presentation are discussed in PDL’s filings with the SEC, including the "Risk Factors" sections of its annual and quarterly reports filed with the SEC. Copies of PDL’s filings with the SEC may be obtained at the "Investors"
updates or revisions to any forward-looking statements contained herein to reflect any change in PDL’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statements are based for any reason, except as required by law, even as new information becomes available or other events occur in the future. All forward-looking statements in this presentation are qualified in their entirety by this cautionary statement.

section of PDL’s website at
www.pdl.com.
PDL expressly disclaims any obligation or undertaking to release publicly any

Agenda • Overview of PDL BioPharma • Royalty revenue & licensed products • Optimizing stockholder return 3

Overview of PDL BioPharma 4

Company Background
• PDL pioneered the humanization of monoclonal antibodies
which enabled the discovery of a new generation of
targeted treatments for cancer and immunologic diseases
• PDL’s primary assets are its antibody humanization patents and royalty assets which consist of its Queen et al. patents and license agreements
• Licensees consist of large biotechnology and
pharmaceutical companies including Roche/Genentech,
Elan/BiogenIDEC, Wyeth and Chugai

Mission • Manage patent portfolio • Manage license agreements • Optimize return for shareholders 6

2009 Performance

We do
not
invest in R&D or in operating companies
•
PDL is a highly profitable company with revenue in 2009 in
of $318 million and fewer than 10 employees
•
PDL is domiciled in Nevada where there is no state
corporate income tax
•
PDL’s mission is to improve shareholder return
We paid three dividends of $0.50/share in April, $0.50/share in
October and $1.67/share in December totaling $2.67 in 2009
Our goal is to pay dividends annually & have declared two dividends of $0.50 each/share in 2010
We signed one new license under the Queen et al. patents in 2009 and are seeking new licenses in 2010

Legal Matters
•
Genentech
Settlement agreement resolved all disputes regarding infringement of the Genentech products and the validity and enforceability of our patents
Multiple product licenses with tiered royalty structure
•
Alexion
Settlement in December 2008 stipulated infringement, validity and enforceability of
PDL patents and no future contest of PDL patents
License for Soliris in exchange for $25 million and option for four additional licenses at
4% royalty
•
MedImmune
In 2008, MEDI initiated litigation seeking declaratory judgment of patent invalidity and non-infringement and a lower royalty rate based on its “most favored licensee” (MFL) rights
- PDL believes that it has no obligation to offer a lower royalty rate to MEDI under the MFL clause
PDL is suing MEDI for patent infringement because PDL has cancelled the MEDI license agreement due to MEDI’s failure to pay all royalties due and blockage of PDL’s exercise of its contractual rights
•
UCB/Celltech
US Patent Office has declared two interference proceedings between certain claims of
Queen et al. patents and pending claims of Adair et al.
UCB/Celltech is the assignee of the Adair et al. patent

Converts and Securitization Note
•
$200 million 2.75% convertible subordinated notes due August 2023
Conversion rate is 164.7254  shares per $1,000 face amount ($6.07/share)
Holders have a put right in August 2010, August 2013, and August 2018
- August 2010 put can be for cash or stock, at noteholder’s discretion
- Subsequent puts are cash or stock at PDL’s discretion
Price as of March 3rd was ~118 vs. stock price of $7.00
•
$228 million 2.00% convertible senior notes due February 2012
Conversion rate is 119.294  shares per $1,000 face amount ($8.38/share)
Price as of March 3rd was ~96 vs. stock price of $7.00
•
$300 million 10.25% note with expected maturity of December 2012
Securitized by 60% of 5-year NPV of Genentech royalties
Anticipated final maturity is December 2012; legal maturity is March 2015
After final maturity securitized Genentech royalties return to PDL
Distributed $200 million as special dividend of $1.67/share in December 2009

Corporate Governance
Management
•
John McLaughlin
President & CEO
•
Christine Larson
VP & CFO
•
Christopher Stone
VP, General Counsel &
Secretary
•
Karen Wilson
VP of Finance
Board of Directors
•
Fred Frank
Lead Director
•
Joseph Klein
•
Jody Lindell
•
John McLaughlin
•
Paul Sandman
•
Harold Selick

Royalty Revenue & Licensed Products 11

Royalty Revenue & Licensed Products
PDL Royalties by Product
($ in millions)

$100
$150
$200
$250
$300
$350
Herceptin
Avastin
Lucentis
Synagis
Tysabri
Other
2000 2001 2002 2003 2004 2005 2006 2007 2008 2009
$0
$50

Royalties: When Licensed Product is Made or Sold
•
PDL’s revenues consist of royalties generated on sales of licensed products
Sold before the expiration of the Queen et al. patents in 2013/14
or
Made prior to the expiration of the Queen et al. patents and sold anytime thereafter

Example of Antibody Formulation, Fill and Finish Schedule
½ month 1 month ½ month 2-3 months
Thaw, Formulation
& Vial Filling
Quality
Release
Packaging
& Quality
Inventory
Example of Antibody Bulk Manufacturing Schedule
Cell
Culture
Quality Release
Testing
Bulk Frozen Storage
1 mo 3 mos 5 mos 10 mos 15 mos 20 mos 27 mos
Purification to Concentrated Bulk/Frozen
3 mos 2-18 months 1mo 1mo

Product Made in US
Net Sales up to $1.5 Billion 3.0%
Net Sales Between $1.5 Billion and $2.5 Billion 2.5%
Net Sales Between $2.5 Billion and $4.0 Billion 2.0%
Net Sales Over $4.0 Billion 1.0%
Product Made and Sold Ex-US
All Sales 3.0%
Genentech/Roche Royalties
• In 2009, only 12% of Genentech/Roche sales was ex-US
manufactured and sold product
• Average royalty rate on all Genentech/Roche products
under Genentech license was 1.14%

100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
30%
70%
53%
47%
4%
9%
14%
31%
57%
43%
95%
5%
Herceptin
Avastin
Herceptin
Avastin
Herceptin
Avastin
2009 Sales Split by Region
2009% Sales Growth by Region
4Q09 Manufacturing by Region
US
Ex-US

Genentech/Roche—Future Manufacturing
•
Roche has begun to move some manufacturing ex-US
Two new plants in Singapore
More production at Penzburg, Germany plant
•
Roche says it will complete global restructuring of manufacturing in 2010

Select Licensed Products

Licensee Product Status Indications
Roche (Genentech) Avastin Approved
Phase 3
Colorectal Cancer
NSCLC
Metastatic Breast Cancer
Glioblastoma
Metastatic Renal Cell
Ovarian Cancer
Gastric
Prostate Cancer
Adjuvant settings
Herceptin Approved Breast HER2+ Cancer
HER2+ stomach and gastro-esophageal Cancers
trastuzumab-DM1 Phase 2 and 3 Breast HER2+ Cancer
Lucentis Approved
Phase 3
AMD
RVO
DME
Xolair Approved
sBLA
Moderate-Severe Asthma
Pediatric Asthma
Elan Tysabri Approved Multiple Sclerosis
Roche/Chugai Actemra Approved Rheumatoid Arthritis
Wyeth Mylotarg Approved Acute Myeloid Leukemia
Elan/J&J/Pfizer Bapineuzumab Phase 3 Alzheimer’s Disease
Lilly Solanezumab Phase 3 Alzheimer’s Disease
Teplizumab Phase 3 Newly Diagnosed Type 1 Diabetes

Select Licensed Products

Licensee Product Status Indications
Roche (Genentech) Avastin Approved
Phase 3
Colorectal Cancer
NSCLC
Metastatic Breast Cancer
Glioblastoma
Metastatic Renal Cell
Ovarian Cancer
Gastric
Prostate Cancer
Ela
Roc
Wyeth Mylotarg Approved Acute Myeloid Leukemia
Elan/J&J/Pfizer Bapineuzumab Phase 3 Alzheimer’s Disease
Lilly Solanezumab Phase 3 Alzheimer’s Disease
Teplizumab Phase 3 Newly Diagnosed Type 1 Diabetes
On November 16, 2009, Roche filed two sBLAs with FDA for treatment of women who have not received chemotherapy for metastatic HER2-negative breast cancer (first-line treatment)
One sBLA is for use of Avastin in combination with docetaxel chemotherapy
Second sBLA is for Avastin in combination with a taxanes.
On November 24, 2009, Roche made similar filings in Europe.
Avastin is currently approved in combination with paclitaxel chemotherapy for first-line treatment of advanced HER2-negative breast cancer

Select Licensed Products

Licensee Product Status Indications
Roche (Genentech) Avastin Approved
Phase 3
Colorectal Cancer
NSCLC
Metastatic Breast Cancer
Glioblastoma
Metastatic Renal Cell
Ovarian Cancer
Gastric
Prostate Cancer
Adjuvant settings
Elan Tysabri Approved Multiple Sclerosis
Roche/Chugai Actemra Approved Rheumatoid Arthritis
Wyeth Mylotarg Approved Acute Myeloid Leukemia
Elan/J&J/Pfizer Bapineuzumab Phase 3 Alzheimer’s Disease
Lilly Solanezumab Phase 3 Alzheimer’s Disease
Teplizumab Phase 3 Newly Diagnosed Type 1 Diabetes
On December 11, 2009, Roche announced results from a Phase 3 study (RIBBON 2) in women who had previously been treated with initial (first-line) chemotherapy for advanced
HER2-negative breast cancer and needed additional (second-line) treatment
The study showed that women who received Avastin in combination with a commonly used chemotherapy had a 28% improvement in the likelihood of living without the disease getting worse, compared with those who received chemotherapy alone (hazard ratio=0.78;
p=0.0072)

Select Licensed Products

Licensee Product Status Indications
Roche (Genentech) Avastin Approved
Phase 3
Colorectal Cancer
NSCLC
Metastatic Breast Cancer
Glioblastoma
Metastatic Renal Cell
Ovarian Cancer
Gastric
Prostate Cancer
Adjuvant settings
Xolair Approved
sBLA
Moderate-Severe Asthma
Pediatric Asthma
Elan Tysabri Approved Multiple Sclerosis
Roche/Chugai Actemra Approved Rheumatoid Arthritis
Wyeth Mylotarg Approved Acute Myeloid Leukemia
Elan/J&J/Pfizer Bapineuzumab Phase 3 Alzheimer’s Disease
Lilly Solanezumab Phase 3 Alzheimer’s Disease
Teplizumab Phase 3 Newly Diagnosed Type 1 Diabetes
On February 24, 2010, Roche announce that Phase 3 study showed the combination of
Avastin and chemotherapy followed by maintenance use of Avastin alone increased the time women with previously untreated advanced ovarian cancer lived without the disease worsening (progression-free survival), compared to chemotherapy

Select Licensed Products

Licensee Product Status Indications
Roche (Genentech) Avastin Approved
Phase 3
Colorectal Cancer
NSCLC
Metastatic Breast Cancer
Glioblastoma
Metastatic Renal Cell
Ovarian Cancer
Gastric
Prostate Cancer
Adjuvant settings
Herceptin Approved Breast HER2+ Cancer
Xolair Approved
sBLA
Moderate-Severe Asthma
Pediatric Asthma
Elan Tysabri Approved Multiple Sclerosis
Roche/Chugai Actemra Approved Rheumatoid Arthritis
Wyeth Mylotarg Approved Acute Myeloid Leukemia
Elan/J&J/Pfizer Bapineuzumab Phase 3 Alzheimer’s Disease
Lilly Solanezumab Phase 3 Alzheimer’s Disease
Teplizumab Phase 3 Newly Diagnosed Type 1 Diabetes
On February 22, 2010, Roche announced that Phase 3 study (AVAGAST) did not meet its primary endpoint of showing Avastin plus Xeloda or 5-FU and cisplatin chemotherapy extended the lives of people with inoperable or advanced stomach (gastric) cancer, compared to chemotherapy alone

Select Licensed Products

Licensee Product Status Indications
Roche (Genentech) Avastin Approved
Phase 3
Colorectal Cancer
NSCLC
Metastatic Breast Cancer
Glioblastoma
Metastatic Renal Cell
Ovarian Cancer
Gastric
Prostate Cancer
Adjuvant settings
Herceptin Approved Breast HER2+ Cancer
HER2+ stomach and gastro-esophageal Cancers
trastuzumab-DM1 Phase 2 and 3 Breast HER2+ Cancer
Xolair Approved
sBLA
Moderate-Severe Asthma
Pediatric Asthma
Elan Tysabri Approved Multiple Sclerosis
Roche/Chugai Actemra Approved Rheumatoid Arthritis
Wyeth Mylotarg Approved Acute Myeloid Leukemia
Elan/J&J/Pfizer Bapineuzumab Phase 3 Alzheimer’s Disease
Lilly Solanezumab Phase 3 Alzheimer’s Disease
Teplizumab Phase 3 Newly Diagnosed Type 1 Diabetes
On January 28, 2010, Roche announced EU approval for the use of Herceptin first line treatment of HER-2 positive stomach or gastro-esophageal junction cancers

Select Licensed Products

Licensee Product Status Indications
Roche (Genentech) Avastin Approved
Phase 3
Colorectal Cancer
NSCLC
Metastatic Breast Cancer
Glioblastoma
Metastatic Renal Cell
Ovarian Cancer
Gastric
Prostate Cancer
Adjuvant settings
Herceptin Approved Breast HER2+ Cancer
HER2+ stomach and gastro-esophageal Cancers
trastuzumab-DM1 Phase 2 and 3 Breast HER2+ Cancer
Teplizumab Phase 3 Newly Diagnosed Type 1 Diabetes
Ela
Ro
Wy
Ela
Lilly
Additional data from on-going Phase 3 trial in over 3,000 early stage breast cancer patient showed one year treatment with Herceptin plus one of several commonly used chemotherapeutics reduced the risk of recurrence by 36% and risk of death by 37%
compared to chemotherapy alone - at least 80% of the women who received one year treatment with Herceptin were cancer free at five years
Additional data from on-going open label Phase 3 trial in 3,400 early stage breast cancer patients showed disease free survival rates at five years of 80% and 84% (depending on whether Herceptin treatment was sequential or concurrent with chemotherapy, respectively) compared to 72% for chemotherapy alone

Select Licensed Products

Roche (Genentech) Avastin Approved
Phase 3
Colorectal Cancer
NSCLC
Metastatic Breast Cancer
Glioblastoma
Metastatic Renal Cell
Ovarian Cancer
Gastric
Prostate Cancer
Adjuvant settings
Herceptin Approved Breast HER2+ Cancer
HER2+ stomach and gastro-esophageal Cancers
trastuzumab-DM1 Phase 2 and 3 Breast HER2+ Cancer
Teplizumab Phase 3 Newly Diagnosed Type 1 Diabetes
Licensee Product
Status Indications
Roche announced results from a Phase 2 study of T-DM1 showing that it shrank the tumors in
33% of women with HER2+ breast cancer that had worsened following previous treatment. In this single-arm study of over 100 patients; 45% of women experienced a clinical benefit. This is significant because the women had essentially exhausted all other medical options
Roche has said that it expects to discuss this data with the FDA to ascertain whether it can file a
BLA for third line treatment in 2010
For second line treatment, patient enrollment is on track in the Phase 3 trial
For first line treatment, patient enrollment has been completed in a Phase 2 with interim data expected this year, and a first line Phase 3 trial is targeted to begin mid-2010
Ela
Ro
Wy
Ela
Lill

Licensee Product Status Indications
Roche (Genentech) Avastin Approved Colorectal Cancer
NSCLC
Metastatic Breast Cancer
Glioblastoma
HER2+ stomach and gastro-esophageal Cancers
trastuzumab-DM1 Phase 2 and 3 Breast HER2+ Cancer
Lucentis Approved
Phase 3
AMD
RVO
DME
Xolair Approved
sBLA
Moderate-Severe Asthma
Pediatric Asthma
Elan Tysabri Approved Multiple Sclerosis
Roche/Chugai Actemra Approved Rheumatoid Arthritis
Wyeth Mylotarg Approved Acute Myeloid Leukemia
Elan/J&J/Pfizer Bapineuzumab Phase 3 Alzheimer’s Disease
Lilly Solanezumab Phase 3 Alzheimer’s Disease
Teplizumab Phase 3 Newly Diagnosed Type 1 Diabetes
Select Licensed Products

On December 22, 2009, Genentech announced that it had submitted a sBLA to the FDA for treatment of patients with macular edema following retinal vein occlusion (RVO)
Assuming a 10-month standard review, PDUFA date would fall on October 22, 2010

Select Licensed Products

Licensee Product Status Indications
Roche (Genentech) Avastin Approved
Phase 3
Colorectal Cancer
NSCLC
Metastatic Breast Cancer
Glioblastoma
Metastatic Renal Cell
Ovarian Cancer
Gastric
Prostate Cancer
Adjuvant settings
DME
Xolair Approved
sBLA
Moderate-Severe Asthma
Pediatric Asthma
Elan Tysabri Approved Multiple Sclerosis
Roche/Chugai Actemra Approved Rheumatoid Arthritis
Wyeth Mylotarg Approved Acute Myeloid Leukemia
Elan/J&J/Pfizer Bapineuzumab Phase 3 Alzheimer’s Disease
Lilly Solanezumab Phase 3 Alzheimer’s Disease
Teplizumab Phase 3 Newly Diagnosed Type 1 Diabetes
On November 18, the FDA Advisory Committee on Pulmonary-Allergy Drugs Advisory
Committee did not support approval of the sBLA to expand the label from adults to include children 6 to <12 years old with moderate to severe persistent asthma

Select Licensed Products

Roche (Genentech) Avastin Approved
Phase 3
Colorectal Cancer
NSCLC
Metastatic Breast Cancer
Glioblastoma
Metastatic Renal Cell
Ovarian Cancer
Gastric
Prostate Cancer
Adjuvant settings
Herceptin Approved Breast HER2+ Cancer
HER2+ stomach and gastro-esophageal Cancers
trastuzumab-DM1 Phase 2 and 3 Breast HER2+ Cancer
Lucentis Approved AMD
Xolair Approved
sBLA
Moderate-Severe Asthma
Pediatric Asthma
Elan Tysabri Approved Multiple Sclerosis
Roche/Chugai Actemra Approved Rheumatoid Arthritis
Wyeth Mylotarg Approved Acute Myeloid Leukemia
Elan/J&J/Pfizer Bapineuzumab Phase 3 Alzheimer’s Disease
Lilly Solanezumab Phase 3 Alzheimer’s Disease
Teplizumab Phase 3 Newly Diagnosed Type 1 Diabetes
FDA and EMEA changed the labeling to reflect risk of PML increased with duration of treatment
Licensee Product
Status Indications

Select Licensed Products

Licensee Product Status Indications
Roche (Genentech) Avastin Approved
Phase 3
Colorectal Cancer
NSCLC
Metastatic Breast Cancer
Glioblastoma
Metastatic Renal Cell
Ovarian Cancer
Gastric
Prostate Cancer
Adjuvant settings
Herceptin Approved Breast HER2+ Cancer
sBLA Pediatric Asthma
Elan Tysabri Approved Multiple Sclerosis
Roche/Chugai Actemra Approved Rheumatoid Arthritis
Wyeth Mylotarg Approved Acute Myeloid Leukemia
Elan/J&J/Pfizer Bapineuzumab Phase 3 Alzheimer’s Disease
Lilly Solanezumab Phase 3 Alzheimer’s Disease
Teplizumab Phase 3 Newly Diagnosed Type 1 Diabetes
On January 8, 2010, Genentech announced US approval for the treatment of adult patients with moderately to severely active rheumatoid arthritis (RA) who have had an inadequate response to one or more tumor necrosis factor antagonists
Actemra was already approved for this indication in the EU

Select Licensed Products

Licensee Product Status Indications
Roche (Genentech) Avastin Approved
Phase 3
Colorectal Cancer
NSCLC
Metastatic Breast Cancer
Glioblastoma
Metastatic Renal Cell
Ovarian Cancer
Gastric
Prostate Cancer
Adjuvant settings
Herceptin Approved Breast HER2+ Cancer
HER2+ stomach and gastro-esophageal Cancers
trastuzumab-DM1 Phase 2 and 3 Breast HER2+ Cancer
Ela
Roche/Chugai Actemra Approved Rheumatoid Arthritis
Wyeth Mylotarg Approved Acute Myeloid Leukemia
Elan/J&J/Pfizer Bapineuzumab Phase 3 Alzheimer’s Disease
Lilly Solanezumab Phase 3 Alzheimer’s Disease
Teplizumab Phase 3 Newly Diagnosed Type 1 Diabetes
On February 26, results from a Phase 2 study of 28 patients with Alzheimer’s disease were reported on Lancet Neurology which showed 9 percent reduction in amyloid-beta deposits on the brain from a baseline in treated patients compared to a plaque increase of 15 percent in placebo patients
Amyloid-beta deposits were measured using a neuroimaging technique known as PiB PET

Select Licensed Products

Licensee Product Status Indications
Roche (Genentech) Avastin Approved
Phase 3
Colorectal Cancer
NSCLC
Metastatic Breast Cancer
Glioblastoma
Metastatic Renal Cell
Ovarian Cancer
Gastric
Prostate Cancer
Adjuvant settings
Elan
Roc
Wyeth Mylotarg Approved Acute Myeloid Leukemia
Elan/J&J/Pfizer Bapineuzumab Phase 3 Alzheimer’s Disease
Lilly Solanezumab Phase 3 Alzheimer’s Disease
Teplizumab Phase 3 Newly Diagnosed Type 1 Diabetes
On December  21, 2009, PDL and Lilly entered into a non-exclusive license with respect to teplizumab, a humanized anti-CD3 monoclonal antibody, as well as other potential next generation anti-CD3 molecules
Teplizumab is currently being studied by Lilly and its partner MacroGenics for the treatment of individuals with newly-diagnosed type 1 diabetes mellitus
In June 2009, the pivotal Phase 2/3 reached its targeted enrollment
Also in June 2009, a Phase 3 global study was initiated and is designed to capture patient-
reported outcome measures in addition to safety and efficacy data

Genentech/Roche—Future Products
• In December 2008, Genentech exercised options for four
additional antigens and extended other options paying fees
totaling $1.8 million
• Genentech can seek to convert the exercised options into
license agreements by identifying the target antigen and so
long as certain other conditions are met
• Genentech/Roche has a number of humanized antibodies in
Phase 3
Pertuzumab
HER2+ breast cancer- Phase 3 started in 1Q08
GA101
CLL, NHL – Phase 3 started in Q409
Orcrelizumab
RA – Positive Phase 3 in 4Q09, methotrexate naive
and TNF inadequate responders in 2010 but Roche/BIIB announced on Monday suspension of RA trials based on safety concerns raised by DSMB

Genentech / Roche – US & EU Filings

2009 2010 2011 2012
Avastin
+ docetaxel mBC 1L (US)
Avastin
mBC 2L
Avastin
Recurrent ovarian ca
platinum sensitive
Avastin
BC adj HER2-
Avastin
+STD chemo mBC 1L
Avastin
CC adj
Avastin
Prostrate ca
Herceptin
SC formulation (EU)
Herceptin
Gastric ca HER+ (EU)
Avastin
Ovarian  ca 1L
Avastin + Herceptin
mBC HER2+ 1L
GA 101
1
CLL
Lucentis
Retinal vein occlusion (US)
Herceptin
Gastric ca HER2+ (US)
Pertuzumab
1
mBC HER2+
T-DM1
mBC HER2+ 2L
T-DM1
mBC HER2+ 3L (US)
Lucentis
Diabetic macular edema (US)
Avastin
Herceptin
Lucentis
T-DM1
Pertuzumab
1
GA-101
1
1. Not a licensed product

Optimizing Stockholder Return 32

Optimizing Stockholder Return
• Intend to distribute royalty revenues, net of operating
expenses, debt service and income taxes
Will pay special dividend of $0.50 per share on April 1, 2010 to holders of record on March 15, 2010
Will pay second special dividend of $0.50 per share on
October 1, 2010 to holders of record on September 15, 2010
• Continuously evaluating alternatives
Purchase of commercial stage, royalty generating assets
Convertible note buyback or share repurchase
Company sale
Do not expect to securitize any additional assets in 2010

High Dividend Yield with Upside Optionality
• Inventory on hand at Queen patent et al. expiry 12/2014
• Change in manufacturing US / ex-US mix for
Roche/Genentech resulting in higher average royalty rates
• New Phase 2/3 indications with existing commercial
products
• New Phase 2/3 pipeline products:
Solanezumab (Alzheimer’s disease)
Bapineuzumab (Alzheimer’s disease)
Teplizumab (newly diagnosed Type 1 Diabetes)
• Genentech exercised 4 options in December 2008

Investment Rationale
• Strong revenue growth from approved products
• Potential for additional indications from existing products and new product approvals
• Significantly reduced expenses with no R&D burn
• Liquidity—Volume averages 2 to 3 million share per day
• Return to stockholders
Declared three special cash dividends totaling $2.67/share in 2009
Will pay two special cash dividends totaling $1.00/share in 2010